SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  March 3, 1998





                                SUN BANCORP, INC
             (Exact name of Registrant as specified in its Charter)



       New Jersey                   0-20957               52-1382541
----------------------------     -------------   -------------------------------
(State or other jurisdiction     SEC File No.)   (IRS Employer of incorporation)
                                                  Identification Number)


226 Landis Avenue, Vineland, New Jersey                      08360
---------------------------------------                      -----
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code: (609) 691-7700
                                                    --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                                SUN BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 5.  Other Events.
         -------------

         On March 3, 1998, the Board of Directors of Sun Bancorp, Inc. (the "Corporation"), the holding company for Sun National Bank, Vineland, New Jersey (the "Bank"), adopted Amended and Restated Bylaws of the Corporation. The Corporation's bylaws were amended in order to provide for certain corporate governance matters. New provisions were added to the bylaws which, among other things, prohibit shareholders from calling a special meeting of shareholders, provide the board the ability to postpone an annual meeting, provide procedures for nominating directors and shareholder proposals and address the fixing of record dates.

         A copy of the Amended and Restated Bylaws of the Corporation is attached hereto as Exhibit 99.1, and incorporated herein by reference in its entirety.



Item 7.   Financial Statements, Pro Forma Financial
                  Information and Exhibits
                  ---------------------------------

         (c) Exhibits:

                  99.1     Amended and Restated Bylaws of Sun Bancorp, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            SUN BANCORP, INC.



Date: March 4, 1998                         By:  /s/Robert F. Mack
                                                 -------------------------------
                                                 Robert F. Mack
                                                 Executive Vice President
                                                 (Duly Authorized Reprsentative)